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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) September 18, 1997
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                              ARCH PETROLEUM INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                         0-9976                  83-0248900
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

777 Taylor Street, Suite II-A, Fort Worth, Texas                    76102
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   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (817) 332-9209
                                                          --------------

                                NOT APPLICABLE
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        (Former name of former address, if changed since last report.)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a. On September 18, 1997, Arch Petroleum Inc. (the "Company") dismissed Price Waterhouse LLP as its independent accountants and appointed Arthur Andersen LLP. The change in independent accountants was approved by the Audit Committee of the Company's Board of Directors.

    Price Waterhouse LLP's report on the financial statements for the two most recent fiscal years did not contain an adverse opinion, disclaimer of opinion, qualification or modification as to uncertainty, audit scope or accounting principles. Furthermore, during the two most recent accounting years and through September 18, 1997, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused that firm to make reference to the subject matter of such disagreements in connection with its report.

    The Company has requested Price Waterhouse LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 18, 1997, is filed as Exhibit 16.1 to this Form 8-K.

b. During the two most recent fiscal years and through September 18, 1997, the Company has not consulted with Arthur Andersen LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 7.  EXHIBITS

  Exhibit Number
  and Description
  ---------------

     (16)   Letter re change in certifying accountant

      16.1 Letter from Price Waterhouse LLP to the Securities and Exchange Commission
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              ARCH PETROLEUM INC.
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                                                  (Registrant)


Date:    September 18, 1997      /s/ Fred Cantu
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                                 By:  Fred Cantu, Treasurer and
                                      Chief Financial Officer